Exhibit 10.4

FIRST AMENDMENT TO THE

URS E&C HOLDINGS, INCORPORATED RESTORATION PLAN

THIS AMENDMENT to the URS E&C Holdings, Inc. Restoration Plan (the “Plan”) is adopted by URS Corporation (the “Company”), effective as of the date indicated below.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan and such Plan is currently in effect; and

WHEREAS, Article VIII of the Plan provides that the Compensation Committee of the Company’s Board of Directors may amend the Plan at any time; and

WHEREAS, the Company wishes to amend the Plan as described more fully below.

NOW, THEREFORE, the Company hereby amends the Plan, as follows:

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1.

Effective as of January 1, 2013, Section 3.2 of the Plan hereby is amended in its entirety to read as follows:

Section 3.2      Restoration Amount.  The Account of a Participant shall be credited pursuant to this Plan for a particular Plan Year with a percentage, equal to the lesser of the actual Company match percentage, if any, for such Plan Year under the Designated Company 401(k) Plan in which he participates for such Plan Year and the actual company match percentage for such Plan Year under the URS Corporation 401(k) Retirement Plan, multiplied by the sum of following amounts for such Plan Year: (i) the amount by which the Participant’s Eligible 401(k) Compensation exceeds the 401(a)(17) Limit, (ii) the amount of the Participant’s cash incentive compensation that is not Eligible 401(k) Compensation, and (iii) the amount of compensation deferred under the Voluntary Deferred Compensation Plan (the sum of the amounts described in clauses (i), (ii) and (iii) are referred to in this Plan as the “Restoration Amount”).

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Except as otherwise set forth, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned has adopted this Amendment on the date noted hereunder, to be effective as of January 1, 2013.

URS CORPORATION

Date: December 17, 2012	By:	/s/ Robert Zaist
		Name:	Robert Zaist
		Title:	President, URS Energy & Construction